Exhibit 10.3

STOCK PLEDGE AGREEMENT

This STOCK PLEDGE AGREEMENT (this “Agreement”), dated as of June 30, 2020, Acacia Research Group LLC, a Delaware limited liability company, Advanced Skeletal Innovations LLC, a Texas limited liability company and Saint Lawrence Communications LLC, a Texas limited liability company (the foregoing entities together with each other Person that executes a joinder and becomes a “Grantor” hereunder, each a “Pledgor” and, collectively, the “Pledgors”), in favor of Starboard Value Intermediate Fund LP, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for the Holders.

WHEREAS, Acacia Research Corporation, a Delaware corporation (the “Company”), and each party listed as a “Buyer” on the Schedule of Buyers attached thereto (as such schedule may be amended, restated or otherwise modified from time to time, each a “Buyer”, and collectively, the “Buyers”) are parties to the Securities Purchase Agreement, dated as of November 18, 2019 (as amended, restated or otherwise modified from time to time, the “Securities Purchase Agreement”), pursuant to which, among other things, certain Buyers purchased from the Company certain senior secured notes issued on June 4, 2020 (as such senior secured notes were amended, restated, replaced, exchanged or otherwise modified from time to time on or prior to the date of the Exchange Agreement, the "June 4 Notes");

WHEREAS, pursuant to that certain Exchange Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Exchange Agreement”), by and between the Company, Merton Acquisition HoldCo LLC, a Delaware limited liability company (“Merton”), and Starboard Value LP, each of the June 4 Notes shall be exchanged and replaced in their entirety by new notes (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Notes”) issued by Merton in favor of each of the Holders, in the original aggregate principal amount of $115,000,000, to the same Starboard Funds and in the same respective amounts as the June 4 Notes;

WHEREAS, each Holder (collectively, the “Holders”) has requested and the Pledgors have agreed, that in connection with the Holders extending credit evidenced by the Notes, the Pledgors execute and deliver to the Collateral Agent this Agreement providing for the grant to the Collateral Agent, for the benefit of the Holders, of a security interest in the Collateral described below;

WHEREAS, each Pledgor is part of an integrated operation that reports on a consolidated basis and, at times, a Pledgor may receive credit provided through financing obtained by another Pledgor or Transaction Party; and

WHEREAS, each Pledgor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interests of the Pledgors.

NOW, THEREFORE, in consideration of the above premises and the agreements herein and for other consideration, the sufficiency of which is hereby acknowledged, each Grantor agrees with the Collateral Agent, for the benefit of the Holders, as follows:

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1.                   Definitions.

(a)                Reference is hereby made to the Securities Purchase Agreement and the Notes for a statement of the terms thereof. All terms used in this Agreement and the recitals hereto which are defined in the Securities Purchase Agreement, the Notes or in Articles 8 or 9 of the Uniform Commercial Code (the “UCC”) as in effect from time to time in the State of New York, and which are not otherwise defined herein shall have the same meanings herein as set forth therein, as applicable; provided that terms used herein which are defined in the UCC as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Collateral Agent may otherwise determine. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate. When a reference is made in this Agreement to an Appendix, Exhibit, Introduction, Recital, Section or Schedule, such reference shall be to an Appendix, an Exhibit, the Introduction, a Recital or a Section of, or a Schedule to, this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(b)                The following terms shall have the respective meanings provided for in the UCC: “Cash Proceeds”, “Instruments”, “Investment Property”, “Noncash Proceeds”, “Proceeds”, “Promissory Notes”, and “Securities Account”.

(c)                As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Collateral” has the meaning set forth in Section 2.

“Control Agreement” means a Securities Account Control Agreement, to be entered into by and among the applicable Pledgor, the Collateral Agent and Securities Intermediary pursuant to which the Collateral Agent will have “control” (as defined in Articles 8 and 9 of the applicable Uniform Commercial Code) over that part of the Collateral that is Investment Property (as defined in Article 9 of the Uniform Commercial Code).

“Note Transaction Documents” means the Securities Purchase Agreement, the Notes and the Security Documents.

“Obligations” means all “Obligations” as defined in the Notes, whether due or to become due, and whether now existing or hereafter arising or incurred.

“Pledged Shares” means (a) the shares of capital stock or other Equity Interests described in Schedule I hereto, whether or not evidenced or represented by any stock certificate, certificated security or other Instrument, issued by the Persons described in such Schedule I (the “Existing Issuers”), (b) the shares of capital stock or other Equity Interests at any time and from time to time acquired by a Pledgor of any and all Persons now or hereafter existing (such Persons, together with the Existing Issuers, being hereinafter referred to collectively as the “Pledged Issuers” and each individually as a “Pledged Issuer”), whether or not evidenced or represented by any stock certificate, certificated security or other Instrument, and (c) the certificates representing such shares of capital stock, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, Instruments, Investment Property, financial assets, securities, capital stock, other Equity Interests, stock options and commodity contracts, notes, debentures, bonds, Promissory Notes or other evidences of indebtedness and all other property (including, without limitation, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.

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“Securities Account” means a securities account in the name of the applicable Pledgor maintained at a Securities Intermediary.

“Securities Intermediary” means a nationally recognized “securities intermediary” (as defined in Article 8 of the UCC) mutually agreed upon by the applicable Pledgor and the Collateral Agent that will maintain the Securities Account and be a party to the Control Agreement.

2.                   Non-Recourse Pledge. Subject to Section 16 hereof, each Pledgor hereby agrees that such Pledgor is jointly and severally liable for, and absolutely and unconditionally guarantees to Holders on a non-recourse basis as set forth in Section 16 hereof, the prompt payment and performance when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, all of the Obligations. To secure such guaranty and the payment and performance of the Obligations, each Pledgor hereby pledges to Holders and grants to Holders, a security interest in, any and all right, title and interest in and to the following (the "Collateral"):

(a)                the Pledged Shares;

(b)                all Proceeds, securities, moneys or property representing dividends or interest paid on any of the Pledged Shares, or representing a distribution in respect of the Pledged Shares, or resulting from a split-up, stock split, revision, reclassification, merger, consolidation, reorganization or other like change of the Pledged Shares or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares; and

(c)                all equity interests or other property now owned or hereafter acquired by such Pledgor in exchange for or related to the Pledged Shares, exchange offers, conversions, recapitalizations of any type, contributions to capital, warrants, options or other rights relating to the Pledged Shares.

3.                   [Reserved]

4.                   Perfection of Security Interest; Authority to File.

(a)                The Pledgors shall, from time to time, as may be required by the Collateral Agent with respect to all Collateral, immediately take all actions as may be reasonably requested by the Collateral Agent to perfect the security interest of the Collateral Agent in the Collateral, including, without limitation, any actions in order to establish or maintain control with respect to all Collateral over which control may be obtained within the meaning of Section 8-106 of the UCC. All of the foregoing shall be at the sole cost and expense of the Pledgors.

(b)                The Pledgors hereby irrevocably authorize the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, without the signature of any Pledgor where permitted by law and without referencing any restrictions on the Pledged Shares as of the date hereof. The Pledgors agree to provide all information required by the Collateral Agent pursuant to this Section promptly to the Collateral Agent upon request.

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(c)                If and when the Pledged Shares are certificated, each Pledgor agrees (in its sole discretion) to (i) promptly deliver the share certificates to the Collateral Agent for the possession by the Collateral Agent thereof in the State of New York, together with executed undated stock powers and assignments in blank, or (ii) promptly establish a Securities Account with a Securities Intermediary promptly following the parties’ decision as to the agreed upon Securities Intermediary. Promptly following the establishment of the Securities Account, each Pledgor will deliver the Pledged Shares, along with executed assignments in blank, to the Securities Intermediary for deposit into the Securities Account. If applicable, each Pledgor agrees to do all things necessary to ensure that the Control Agreement is executed and delivered by all parties thereto within 30 Business Days from the date the Pledged Shares are certificated by Issuer. Collateral Agent agrees to instruct the Securities Intermediary to take all actions required to accomplish the intent of this Agreement.

(d)                If the Pledged Shares are uncertificated securities registered in a Pledgor’s name on Issuer’s books and records, upon Collateral Agent’s request, such Pledgor will do all things necessary, including entering into this Agreement and any other agreement reasonably necessary so that the Collateral Agent will have “control” (as defined in Articles 8 and 9 of the applicable UCC) over the Pledged Shares.

5.                   Representations and Warranties. Each Pledgor represents and warrants as follows:

(a)                The Pledged Shares have been duly authorized and validly issued, and are fully paid and non-assessable and subject to no options to purchase or similar rights. All information set forth in Schedule 1 attached hereto relating to the Pledged Shares is accurate and complete.

(b)                No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body, or any other Person, is required for (i) the grant by such Pledgor, or the perfection, of the security interest purported to be created hereby in the Collateral, (ii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, or (iii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, other than (A) those that have been obtained or will be obtained and/or made and filings and recordings with respect to Collateral to be made, or otherwise delivered to the Collateral Agent for filing or recordation, on or contemporaneously with the Issuance Date, (B) any immaterial authorization, approval, other action or notice of filing and (C) solely in the case of this clause (iii), except as may be required in connection with any sale of any Pledged Shares by laws affecting the offering and sale of securities generally. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or any other Person, is required for the perfection of the security interest purported to be created hereby in the Collateral, except (A) filings pursuant to the UCC in the office of the Secretary of State (or equivalent filing office) of the relevant State(s) of the respective jurisdictions of organization of the Pledgors, (B) delivery of Collateral consisting of certificates (if any) evidencing Equity Interests required to be pledged hereunder, and (C) entering into Control Agreements with respect to any Collateral which is certificated (subclauses (A) -- (C), each a “Perfection Requirement” and collectively, the “Perfection Requirements”). Notwithstanding anything to the contrary contained herein, no Perfection Requirement shall be required to be undertaken with respect to the laws of any non-U.S. jurisdiction to create or perfect a security interest in the Collateral (and no security agreements or pledge agreements governed by the laws of any non-U.S. jurisdiction shall be required in respect of such assets) to the extent (i) it would reasonably be expected to cause any material adverse tax consequences to any Transaction Party or Pledgor or (ii) the Collateral Agent and the Transaction Parties reasonably determine that the cost of creating or perfecting such security interest is excessive in relation to the benefits to the Collateral Agent and the Holders therefrom.

(c)                This Agreement creates in favor of the Collateral Agent a legal, valid and enforceable security interest in the Collateral secured thereby, as security for the Obligations, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity or (ii) the laws of any non-U.S. jurisdiction. The compliance with the Perfection Requirements will result in the perfection of such security interests. Such security interests in the Collateral are, or in the case of Collateral in which such Pledgor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to Permitted Liens and the recording of such instruments of assignment. Such Perfection Requirements and all other action necessary or desirable to perfect and protect such security interest have been duly made or taken, except for (i) the other filings and recordations and actions described in Section 5(b) hereof and (iii) any other Perfection Requirements that the Collateral Agent agrees may be made or taken after the date of this Agreement.

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(d)                [Reserved]

(e)                There is no pending or written notice threatening any action, suit, proceeding or claim adversely affecting such Pledgor before any governmental authority or any arbitrator, or any order, judgment or award by any governmental authority or arbitrator, that may adversely affect the grant by such Pledgor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Collateral Agent of any of its rights or remedies hereunder.

(f)                 Except with the respect to the laws of any non-U.S. jurisdiction, the exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting such Pledgor or any of its properties and will not result in or require the creation of any Lien, upon or with respect to any of its properties (other than as set forth in this Agreement or a Permitted Lien).

(g)                Such Pledgor has title to the Pledged Shares of such Pledgor (as set forth on Schedule I) and will have title to each other item of Collateral hereafter acquired by such Pledgor, free of all Liens except the security interest of the Collateral Agent and Permitted Liens. No financing statement covering all or any part of the Collateral is on file in any public office (except for any financing statements filed by the Collateral Agent). Without limiting the foregoing, all certificates, agreements or instruments representing or evidencing the Pledged Shares in existence on the date hereof have been delivered to the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank.

6.                   Dividends and Voting Rights.

(a)                So long as no Event of Default has occurred and is continuing, each Pledgor shall be entitled to vote or consent with respect to the Pledged Shares in any manner so long as such vote or consent is not inconsistent with this Agreement or not materially adverse to the Collateral Agent. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall, after providing written notice to such Pledgor, have the exclusive right to vote or give consents with respect to the Pledged Shares. Each Pledgor hereby grants to the Collateral Agent an irrevocable proxy to vote the Pledged Shares, which proxy shall be effective immediately upon the occurrence of and during the continuance of an Event of Default, and, upon request of the Collateral Agent, such Pledgor agrees to deliver to the Collateral Agent such further evidence of such irrevocable proxy or such further irrevocable proxy to vote the Pledged Shares as the Collateral Agent may request.

(b)                The Collateral Agent agrees that each Pledgor may, unless an Event of Default shall have occurred and be continuing, receive and retain all cash dividends and other distributions with respect to the Pledged Shares.

7.                   Further Assurances.

(a)                Each Pledgor shall, use its commercially reasonable efforts to defend title to and ownership of the Collateral of such Pledgor at its own reasonable cost and expense against the claims and demands of all other parties claiming an interest therein.

(b)                Each Pledgor agrees that at any time and from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Collateral Agent may request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

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(c)                Each Pledgor will give the Collateral Agent prompt written notice of any change to its legal name, identity, type of organization, jurisdiction of organization, corporate structure, location of its chief executive office or its principal place of business or its organizational identification number. Each Pledgor will, in connection with any change described in the preceding sentence, take all actions requested by the Collateral Agent to maintain the perfection and priority of the Collateral Agent’s security interest in the Collateral.

(d)                Each Pledgor hereby agrees to take any or all reasonable action that may be necessary or desirable or that the Collateral Agent may request in order for the Collateral Agent to obtain control in accordance with Sections 9-105 – 9-107 of the UCC with respect to the Collateral.

8.                   Transfers and Other Liens. Each Pledgor agrees that it will not create, suffer to exist or grant any Lien upon or with respect to any Collateral other than a Permitted Lien.

9.                   Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to in the Collateral Agent’s discretion, and, in each case to be exercisable only upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same (but the Collateral Agent shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to do so or take action). Such appointment, being coupled with an interest, shall be irrevocable. Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

10.                 Collateral Agent May Perform. If any Pledgor fails to perform any agreement or obligation contained herein to protect the Collateral Agent’s interest in the Collateral, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Pledgor or the Collateral Agent, and the reasonable and documented expenses of the Collateral Agent incurred in connection therewith shall be payable by such Pledgor pursuant to Section 13 hereof and secured by the Collateral; provided that the Collateral Agent shall not be required to perform or discharge any obligation of such Pledgor.

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11.               Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

(a)                 The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent’s name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the benefit of the Collateral Agent, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Pledgor to, and each Pledgor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of its respective Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by such Pledgor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent’s rights and remedies hereunder or under law, without obligation to such Pledgor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale or any other disposition of its respective Collateral shall be required by law, at least ten (10) days’ notice to such Pledgor of the time and place of any public sale or the time after which any private sale or other disposition of its respective Collateral is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against the Collateral Agent and the Holders arising by reason of the fact that the price at which its respective Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree, and waives all rights that such Pledgor may have to require that all or any part of such Collateral be marshalled upon any sale (public or private) thereof. Each Pledgor hereby acknowledges that (i) any such sale of its respective Collateral by the Collateral Agent shall be made without warranty, (ii) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely affect the commercial reasonableness of any such sale of Collateral.

(b)                Any cash held by the Collateral Agent as Collateral and all Cash Proceeds received by the Collateral Agent in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 13 hereof) in whole or in part by the Collateral Agent against, all or any part of the Obligations in such order as the Collateral Agent shall elect, consistent with the provisions of the Securities Purchase Agreement. Any surplus of such cash or Cash Proceeds held by the Collateral Agent and remaining after the indefeasible payment in full in cash of all Obligations under the Notes (together with any matured indemnification obligations as of the date of such payment, but excluding any inchoate or unmatured contingent indemnification obligations) shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c)                 In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent and the Holders are legally entitled, each Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in any of the applicable Note Transaction Documents for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the reasonable and documented out-of-pocket costs of collection and the reasonable and documented out-of-pocket fees, costs, expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.

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(d)                Each Pledgor hereby acknowledges that if the Collateral Agent complies with any applicable state, provincial, or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

(e)                 The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that each Pledgor lawfully may, such Pledgor hereby agrees that it will not, invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, such Pledgor hereby irrevocably waives the benefits of all such laws.

12.               [Reserved]

13.               Indemnity and Expenses.

(a)                 Each Pledgor agrees, jointly and severally, to defend, protect, indemnify and hold the Collateral Agent and each of the Holders, jointly and severally, harmless from and against any and all Indemnified Liabilities to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except actions, causes of action, suits, claims, damages, losses, liabilities, penalties, fees, costs or expenses resulting solely and directly from such Person’s gross negligence or willful misconduct or a material breach of this Agreement, as determined by a final judgment of a court of competent jurisdiction.

(b)                With respect to costs, expenses and fees, Section 4(g) of the Securities Purchase Agreement is hereby incorporated herein by reference as if fully stated herein and shall apply to this Agreement mutatis mutandis.

14.                 Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered in accordance with Section 9(f) of the Securities Purchase Agreement at the addresses set forth below. All such notices and other communications shall be effective (a) if sent by certified mail, return receipt requested, when received or five days after deposited in the mails, whichever occurs first, (b) if telecopied or sent by electronic mail, when transmitted (during normal business hours), or (c) if delivered, upon delivery.

15.                 Miscellaneous.

(a)                 No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Pledgor affected thereby and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by a Pledgor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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(b)                No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any of the other Note Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent or any Holder provided herein and in the other Note Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent or any Holder under any of the other Note Transaction Documents against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any of the other Note Transaction Documents against such party or against any other Person, including but not limited to, any Pledgor.

(c)                 To the extent permitted by applicable law, each Pledgor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Agreement and any requirement that the Collateral Agent exhaust any right or take any action against any other Person or any Collateral. Each Pledgor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 15(c) is knowingly made in contemplation of such benefits. All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

(d)                No Pledgor may exercise any rights that it may now or hereafter acquire against any other Pledgor that arise from the existence, payment, performance or enforcement of any Pledgor’s obligations under this Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Collateral Agent against any Pledgor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Pledgor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until the indefeasible payment in full in cash of all Obligations under the Notes (together with any matured indemnification obligations as of the date of such payment, but excluding any inchoate or unmatured contingent indemnification obligations). If any amount shall be paid to a Pledgor in violation of the immediately preceding sentence at any time prior to the indefeasible payment in full in cash of all Obligations under the Notes (together with any matured indemnification obligations as of the date of such payment, but excluding any inchoate or unmatured contingent indemnification obligations), such amount shall be held in trust for the benefit of the Collateral Agent and shall forthwith be paid to the Collateral Agent to be credited and applied to the Obligations and all other amounts payable under the Transaction Documents, whether matured or unmatured, in accordance with the terms of the Transaction Documents, or to be held as Collateral for any Obligations or other amounts payable under the Transaction Documents thereafter arising.

(e)                With respect to severability, Section 9(d) of the Securities Purchase Agreement is hereby incorporated herein by reference as if fully stated herein and shall apply to this Agreement mutatis mutandis.

(f)                This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full in cash of all Obligations under the Notes (together with any matured indemnification obligations as of the date of such payment, but excluding any inchoate or unmatured contingent indemnification obligations), and (ii) be binding on each Pledgor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the UCC and shall inure, together with all rights and remedies of the Collateral Agent and the Holders hereunder, to the benefit of the Collateral Agent and the Holders and their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence the Collateral Agent and the Holders may assign or otherwise transfer their rights and obligations under this Agreement and any of the other Transaction Documents, to any other Person pursuant to the terms of the Notes and the Securities Purchase Agreement and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent and the Holders herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Collateral Agent or any such Holder shall mean the assignee of the Collateral Agent or such Holder. None of the rights or obligations of any Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer without the consent of the Collateral Agent shall be null and void.

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(g)                Upon the indefeasible payment in full in cash of all Obligations under the Notes (together with any matured indemnification obligations as of the date of such payment, but excluding any inchoate or unmatured contingent indemnification obligations), (i) subject to paragraph (f) above, this Agreement and the security interests and licenses created hereby shall automatically terminate and all rights to the Collateral shall revert to the Pledgors and (ii) the Collateral Agent will, upon the Pledgors’ request and at the Pledgors’ expense, without any representation, warranty or recourse whatsoever, (A) return to the Pledgors (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct) such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination.

(h)                ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTIONS) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTIONS OTHER THAN THE STATE OF NEW YORK.

(i)                  EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.

(j)                  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(k)                Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(l)                  Each party hereto irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

(m)               Section headings herein are included for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(n)                With respect to counterparts, Section 9(b) of the Securities Purchase Agreement is hereby incorporated herein by reference as if fully stated herein and shall apply to this Agreement mutatis mutandis.

16.                 Notwithstanding anything to the contrary contained in this Agreement, the sole recourse of Collateral Agent for any obligations of any Pledgor under this Agreement (except for obligations set forth in Section 13) shall be to the Collateral.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PLEDGORS:

ACACIA RESEARCH GROUP LLC

By: Marc Booth
Name: Marc Booth
Title: Chief Executive Officer

Address for Notices:

SAINT LAWRENCE COMMUNICATIONS LLC

By: Marc Booth
Name: Marc Booth
Title: Chief Executive Officer

Address for Notices:

ADVANCED SKELETAL INNOVATIONS LLC

By: Marc Booth
Name: Marc Booth
Title: Chief Executive Officer

Address for Notices:

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ACCEPTED BY:

STARBOARD VALUE INTERMEDIATE FUND LP,
as Collateral Agent

By: /s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

Address:

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SCHEDULE I

PLEDGED SHARES

Issuer	Percentage of Ownership (%)	Type	Number	Value	Certificate Number	Percentage Pledged (%)	Certificated

13